SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)	May 22, 2008

Strategic Hotels & Resorts, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-32223	33-1082757
(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Madison Street, Suite 1700, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

(312) 658-5000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At Strategic Hotel & Resorts, Inc.’s (the “Company”) annual meeting of shareholders held on May 22, 2008, the Company’s shareholders approved the Company's Amended and Restated 2004 Incentive Plan (the “Amended Incentive Plan”).  The summary of the Amended Incentive Plan set forth below is qualified in its entirety by reference to the Amended Incentive Plan filed as Exhibit 10.1 to this Current Report and which is incorporated herein by reference.

The primary purpose for the Amended Incentive Plan is to:

•	add units of the Company’s operating partnership, Strategic Hotel Funding, L.L.C. (the “Partnership”), as an additional type of award under the Amended Incentive Plan;

•	increase the number of securities reserved for issuance from 3,000,000 shares of the Company’s common stock to 4,200,000 shares of the Company’s common stock or units of the Partnership;

•	specifically limit the maximum term of options and stock appreciation rights to no more than 10 years and specifically prohibit repricing of options and stock appreciation rights;

•	require minimum vesting periods for certain awards; and

•	provide for compliance with the requirements of Section 409A of the Internal Revenue Code to the extent that awards are treated as deferred compensation.

The purpose of the Amended Incentive Plan is to attract, retain and motivate the employees, officers, directors and other persons who provide the Company and its affiliates with advisory or consulting services by providing them with the opportunity to acquire a proprietary interest in the Company or other incentives and to align their interests and efforts with those of  the Company’s shareholders and to provide an added incentive to work toward the Company’s growth and success.

Employees, non-employee directors and other persons who provide advisory or consulting services  (“participants”) are eligible to receive awards under the Amended Incentive Plan, except that only employees are eligible to receive awards of incentive stock options. The compensation committee of the Company’s board of directors is responsible for selecting the employee-participants who are granted any awards and the board of directors as a whole selects the director-participants who are granted any awards (the board of directors and the compensation committee, in such capacities, the “Plan Committee”).

Except as may otherwise be specifically provided in the Amended Incentive Plan, the Plan Committee has the power to determine the terms of awards, including any business criteria to measure performance, the exercise price, the number of shares subject to each award, the exercisability and vesting of the awards and the form of consideration payable upon exercise. Also, the Plan Committee may permit the deferral of the receipt or payment of earned awards on such terms as the Plan Committee may determine are consistent with the Amended Incentive Plan and Section 409A of the Internal Revenue Code.

The Amended Incentive Plan permits the grant of the following types of awards:

•	restricted stock and restricted stock units;

•	nonqualified and incentive stock options to purchase the Company’s common stock;

•	stock appreciation rights;

•	other stock or cash-based awards; and

•	units of the Partnership (which are convertible into shares of the Company’s common stock).

In the event that a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other changes in the Company’s corporate or capital structure or similar changes in the Partnership result in (a) the outstanding shares of the Company’s common stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or any other company or (b) new, different or additional securities of the Company or any other company being received by the holders of shares of the Company’s common stock or units of the Partnership, the Plan Committee has the right to make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Amended Incentive Plan and (ii) the number and kind of securities that are subject to any outstanding award and the per share price of such securities, without any change in the aggregate price to be paid therefor.

Shares of Company common stock or units of the Partnership will not be deemed to be issued under the Amended Incentive Plan with respect to any portion of an award that is settled in cash. If the exercise or purchase price of an award is paid for through the tender of shares of Company common stock or units of the Partnership, or withholding obligations are met through the tender or withholding of shares of Company common stock or units of the Partnership, those shares of Company common stock or units of the Partnership tendered or withheld will again be available for issuance under the Amended Incentive Plan. Substitute awards will not count against the share limit described above.

In the event that an outstanding award expires or terminates before the end of the period during which awards may be granted, the unissued, underlying shares of Company common stock or units of the Partnership will be available for other awards under the Amended Incentive Plan.

The Amended Incentive Plan provides that in the event of a change in control of  the Company, as defined in the Amended Incentive Plan, all unvested awards will vest as of the date of such change in control. Upon a change in control, the Plan Committee may provide for a cash payment to holders of awards in consideration for the cancellation of such awards.

The Amended Incentive Plan will automatically terminate on the tenth anniversary of its original 2004 effective date unless terminated sooner pursuant to its terms. In addition, the Plan Committee has the authority to amend, suspend or terminate the Amended Incentive Plan provided it does not adversely affect any award previously granted thereunder and subject to obtaining shareholder approval of such amendment to the extent required by applicable law or stock exchange rule.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

10.1           Strategic Hotels & Resorts, Inc. Amended and Restated 2004 Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC HOTELS & RESORTS, INC.

May 29, 2008	By:	/s/ Paula C. Maggio
		Name:	Paula C. Maggio
		Title:	Senior Vice President, Secretary and
General Counsel

Exhibit Index

10.1           Strategic Hotels & Resorts, Inc. Amended and Restated 2004 Incentive Plan.